UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of Earliest Event Reported): January 23, 2007


                              THE CERTO GROUP CORP.
             (Exact name of registrant as specified in its charter)



           Delaware                002-99080                    11-2820379
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

       201 Circle Drive North, Building 112, Piscataway, New Jersey 08854
               (Address of principal executive offices) (zip code)

                                 (732) 356-9555
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

     On January 23, 2007, Russell Bedford Stefanou Mirchandani LLP resigned as the principal independent accountant of The Certo Group Corp.

     Russell Bedford Stefanou Mirchandani LLP has not issued any reports with respect to the Company, but has previously issued a report with respect to the financial statements of The Certo Group, LLC, the Company's accounting predecessor, which merged with the Company on August 19, 2005, for the fiscal years ended December 25, 2004 and December 27, 2003, which report contained no adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

     From the date of Russell Bedford Stefanou Mirchandani LLP's appointment as our principal independent accountant on April 6, 2006 through the date of their termination notice on January 23, 2007, there were no disagreements between our company and Russell Bedford Stefanou Mirchandani LLP on any matter listed under
Item 304 Section (a)(1)(iv) A to E of Regulation S-B, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Russell Bedford Stefanou Mirchandani LLP would have caused Russell Bedford Stefanou Mirchandani LLP to make reference to the matter in its reports on our financial statements.

     We provided Russell Bedford Stefanou Mirchandani LLP with a copy of this Current Report on Form 8-K on February 5, 2007, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Russell Bedford Stefanou Mirchandani LLP, dated February 5, 2007, is attached to this Form 8-K as an exhibit.

ITEM 9.01   Financial Statements and Exhibits

Exhibit
Number                                Description
-------- -----------------------------------------------------------------------
16.1     Letter from Russell Bedford Stefanou Mirchandani LLP, dated
         February 5, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      The Certo Group Corp.

Date: February 5, 2007                By:/s/ Dominic Certo
                                      ------------------------------
                                      Name: Dominic Certo
                                      Title: Chief Executive Officer